Supplemental Information
For the Period Ending 6-30-01
-------------------------------------------------------------------------------


                           [LOGO] THE ST JOE COMPANY

                           FORWARD LOOKING STATEMENT


This document contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "anticipate", "expect", "estimate", "intend", "plan", "goal", "believe" or other words of similar meaning. All forward-looking statements, by their nature, are subject to risks and uncertainties. The Company's actual future results may differ materially from those set forth in the Company's forward-looking statements. In particular, discussions regarding (a) the size and number of commercial buildings and residential units; (b) development timetables, development approvals and the ability to obtain approvals; (c) anticipated price ranges of developments; (d) the number of units that can be supported upon full build-out; (e) absorption rates; and (f) expected gain on land sales are forward-looking statements. For further information about forward-looking statements, the reader should consult the disclosures contained in the periodic reports filed by the Company with the Securities and Exchange Commission, and in the Company's other written materials.


[LOGO] ST JOE

Supplemental Information - St. Joe Commercial
For the Period Ending 6-30-01
-------------------------------------------------------------------------------



                           [LOGO] THE ST JOE COMPANY

ST. JOE COMMERCIAL
LAND POSITIONS HELD FOR INVESTMENT
JUNE 30, 2001
($ in thousands)

                                                            ENTITLED    ORIGINAL
SOUTHEAST                       MARKET            ACRES    SQ. FT.(a)     COST
---------                       ------            -----    ----------   --------
Glenlake                      Atlanta, GA          18.2      850,000
Parkstone Plaza               Chantilly, VA        19.1      240,000
Lakeside at Frisco Bridges    Dallas, TX           58.0    1,458,000
Westchase                     Houston, TX           4.5      150,000
Oak Park at Westchase         Houston, TX          54.9    1,460,000
                                                  -----    ---------
                                                  154.8    4,158,000
                                                  -----    ---------
NORTHEAST FLORIDA
-----------------
Golfway Center                St. Augustine, FL    23.3      167,500
Currington                    Jacksonville, FL      0.3           --
                                                  -----    ---------
                                                   23.6      167,500
                                                  -----    ---------
CENTRAL FLORIDA
---------------                                   -----    ---------
Millenia Park                 Orlando, FL          21.7      592,000
                                                  -----    ---------
SOUTH FLORIDA
-------------                                     -----    ---------
Beacon Square at Boca         Boca Raton, FL       18.3      282,000
                                                  -----    ---------
                                                  =====    =========    ========
                   TOTAL                          218.4    5,199,540    $ 65,000
                                                  =====    =========    ========

(a)  Excludes entitlements related to land parcels that have been developed.

ST. JOE COMMERCIAL
PROJECTS UNDER DEVELOPMENT
JUNE 30, 2001

                                                                                                       CONSTRUCTION
                                                                          NET RENTABLE                  COMPLETION   STABILIZATION
                                           MARKET          OWNERSHIP %     SQUARE FEET   PRE-LEASED %      DATE          DATE
                                           ------          -----------    ------------   ------------   ----------   -------------
SOUTHEAST
---------
CAREington International                 Dallas, TX           100%             74,000       100%           3Q/01         3Q/01

NORTHWEST FLORIDA
--------- -------
SouthWood One                          Tallahassee, FL        100%             88,000         0%           1Q/02         1Q/03
Beckrich One (a)                    Panama City Beach, FL     100%             34,000        17%           2Q/02         2Q/03
Nextel Partners                     Panama City Beach, FL     100%             67,000       100%           4Q/01         4Q/02
                                                                              -------
                                                                              189,000
                                                                              -------

NORTHEAST FLORIDA
--------- -------
TNT Logistics                         Jacksonville, FL        100%             99,000        67%           1Q/02         3Q/02
Golfway Center (Tree of Life)         St. Augustine, FL       100%             70,000        72%           4Q/01         3Q/02
                                                                             --------
                                                                              169,000
                                                                             --------

                                                                             ========
                             TOTAL                                            432,000
                                                                             ========

(a) Currently in predevelopment.

ST. JOE COMMERCIAL
PORTFOLIO OF OPERATING PROPERTIES
JUNE 30, 2001
($ in thousands)

                                                                                    NET                      ANNUAL
                                                                      # OF        RENTABLE    LEASED      NET OPERATING
                                        MARKET      OWNERSHIP %     BUILDINGS      SQ. FT.   PERCENTAGE     INCOME (B)
                                   ---------------  -----------     ---------    ----------  ----------   -------------
INVESTMENT PROPERTY PORTFOLIO
-----------------------------

Prestige Place                      Clearwater, FL     100%             2          143,000        95%        $ 1,239
Harbourside                         Clearwater, FL     100%             1          147,000        76%          1,315
Lakeview                               Tampa, FL       100%             1          125,000        92%          1,394
Palm Court                             Tampa, FL       100%             1           62,000        93%            618
Westside Corporate Center           Plantation, FL     100%             1          100,000        75%          1,276
280 Interstate North                  Atlanta, GA      100%             1          126,000        92%          1,366
Southhall Center                      Orlando, FL      100%             1          155,000        97%          1,948
                                                                      ----------------------------------------------
                                                                        8          858,000        89%          9,156
                                                                      ----------------------------------------------

DEVELOPMENT PROPERTY PORTFOLIO
------------------------------

CNL Center                            Orlando, FL       50%             1          346,000        95%          6,500 (c)(d)
Millenia Park One                     Orlando, FL       50%             1          158,000        89%          2,500 (c)(d)
Alliance Bank Building (a)            Orlando, FL       50%             1           71,000        86%            555 (c)
IBM                                 Boca Raton, FL     100%             1          160,000       100%          2,736
355 Alhambra                       Coral Gables, FL     45%             1          224,000        52%          5,000 (c)(d)
Park Center                         Panama City, FL    100%             2           22,000        88%            197
Deerfield Commons I                   Atlanta, GA       40%             1          122,000        99%          1,767 (c)
Westchase Corporate Center            Houston, TX       93%             1          184,000        85%          2,500 (c)(d)
                                                                      ----------------------------------------------
                                                                        9        1,287,000        86%         21,755
                                                                      ----------------------------------------------

                                                                      ==============================================
                             TOTAL                                      17       2,145,000        87%        $30,911
                                                                      ==============================================

(a) Property expected to be redeveloped.
(b) Represents budgeted net operating income.
(c) All information is shown at 100%.
(d) Represents proforma net operating income at stabilization.

ST. JOE COMMERCIAL
PORTFOLIO OF OPERATING PROPERTIES -
  LEASING EXPIRATIONS
JUNE 30, 2001


                                                                                          NET
                                                                                        RENTABLE             LEASED
                                                 MARKET          OWNERSHIP %             SQ. FT.           PERCENTAGE
                                                 ------          -----------            ---------          ----------
INVESTMENT PROPERTY PORTFOLIO
Prestige Place                               Clearwater, FL          100%                 143,000              95%
Harbourside                                  Clearwater, FL          100%                 147,000              76%
Lakeview                                       Tampa, FL             100%                 125,000              92%
Palm Court                                     Tampa, FL             100%                  62,000              93%
Westside Corporate Center                    Plantation, FL          100%                 100,000              75%
280 Interstate North                          Atlanta, GA            100%                 126,000              92%
Southhall Center                              Orlando, FL            100%                 155,000              97%
                                                                                        -------------------------
                                                                                          858,000              89%
                                                                                        -------------------------

DEVELOPMENT PROPERTY PORTFOLIO
CNL Center                                    Orlando, FL             50%                 346,000              95%
Millenia Park One                             Orlando, FL             50%                 158,000              89%
Alliance Bank Building                        Orlando, FL             50%                  71,000              86%
IBM                                          Boca Raton, FL          100%                 160,000             100%
355 Alhambra                                Coral Gables, FL          45%                 224,000              52%
Park Center                                 Panama City, FL          100%                  22,000              88%
Deerfield Commons I                           Atlanta, GA             50%                 122,000              99%
Westchase Corporate Center                    Houston, TX             93%                 184,000              85%
                                                                                        -------------------------
                                                                                        1,287,000              86%
                                                                                        -------------------------
                    TOTAL                                                               2,145,000              87%
                                                                                        =========================




                                            -------------------------------------------------------------------------
                                                                 LEASE EXPIRATIONS (SQUARE FEET)
                                            -------------------------------------------------------------------------
                                                                                                            2006 AND
                                             2001        2002           2003        2004        2005       THEREAFTER
                                            ------     -------         ------     -------     -------      ----------
INVESTMENT PROPERTY PORTFOLIO
Prestige Place                              11,000      19,000         52,000      27,000       9,000         17,000
Harbourside                                  9,000      28,000         18,000      29,000       7,000         21,000
Lakeview                                     4,000       8,000             --      60,000      21,000         22,000
Palm Court                                      --       2,000         56,000          --          --             --
Westside Corporate Center                    1,000       5,000         13,000       8,000      39,000          9,000
280 Interstate North                            --          --         52,000      14,000      51,000             --
Southhall Center                             5,000      12,000         68,000      41,000      27,000             --
                                            ------------------------------------------------------------------------
                                            30,000      74,000        259,000     179,000     154,000         69,000
                                            ------------------------------------------------------------------------

DEVELOPMENT PROPERTY PORTFOLIO
CNL Center                                      --          --          9,000          --      14,000        306,000
Millenia Park One                               --          --             --          --      44,000         97,000
Alliance Bank Building                          --      22,000         38,000          --          --             --
IBM                                             --          --             --          --          --        160,000
355 Alhambra                                    --          --             --          --          --        117,000
Park Center                                  7,000       8,000          1,000          --          --          4,000
Deerfield Commons I                             --          --             --          --      32,000         88,000
Westchase Corporate Center                      --          --             --          --      94,000         62,000
                                            ------------------------------------------------------------------------
                                             7,000      30,000         48,000          --     184,000        834,000
                                            ------------------------------------------------------------------------
                    TOTAL                   37,000     104,000        307,000     179,000     338,000        903,000
                                            ========================================================================
                                                 2%          5%            17%         10%         18%            48%
                                            ========================================================================

SUPPLEMENTAL INFORMATION - ARVIDA
FOR THE PERIOD ENDING 6-30-01


                             [ST JOE COMPANY LOGO]

ST. JOE/ARVIDA                                   ---------------------WALTON COUNTY---------------------  ------BAY COUNTY--------
DESCRIPTION OF COMMUNITIES                          WATERCOLOR       WATERSOUND     CAMP CREEK GOLF CLUB  SUMMERWOOD     HAMMOCKS
As of June 30, 2001

YEAR SALES BEGIN                                        2000            2001                 2003            1998          2000

YEAR OF COMPLETION                                      2009            2010                 2003            2002          2006

 ACRES IN COMMUNITY                                      499             256                1,203              79           143

 TOTAL PLANNED UNITS
                   Arvida Built                          374             140                   20             152           475
                   Retail Lots/Outside Builder           717             410                    0              67             0
                                                      ------            ----               ------            ----          ----
                          TOTAL                        1,091             550(E)                20             219           475

 SALES, AS OF JUNE 30, 2001
                   Arvida Built                           54               0                    0             123            24
                   Retail Lots/Outside Builder           104               0                    0              67             0
                                                      ------            ----               ------            ----          ----
                          TOTAL                          158               0                    0             190            24

 REMAINING TO BE SOLD
                   Arvida Built                          320             140                   20              29           451
                   Retail Lots/Outside Builder           613             410                    0               0             0
                                                      ------            ----               ------            ----          ----
                          TOTAL                          933               0                   20              29           451

STABILIZED ABSORPTIONS                                    95              65                   20              48           100

ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)         $400 - $1,000+    $900 - $1,000+           $325         $120 - 175    $90 - $150

LOT PRICING (IN THOUSANDS)                        $150 - $1,000+    $200 - $1,000+

 AMENITIES                                             Resort           Resort        36 Holes of Golf        Pool       Tot lots
                                                     Beach Club       Beach Club          Clubhouse                     Bike Paths
                                                     Boat House     Tennis Facility
                                                  Tennis Facility
                                                       Parks
                                                 Pedestrian Trials

ST. JOE/ARVIDA                                   --------------------BAY COUNTY----------------------
DESCRIPTION OF COMMUNITIES                       BAY COUNTY LOT PROGRAM  HUNTINGTON   W. LAKE POWELL
As of June 30, 2001

YEAR SALES BEGIN                                          2000              2001            2004

YEAR OF COMPLETION                                        2016              2005            2018

 ACRES IN COMMUNITY                                        225               138           1,550

 TOTAL PLANNED UNITS
                   Arvida Built                              0               268           1,145
                   Retail Lots/Outside Builder             447                 0             755
                                                          ----              ----          ------
                          TOTAL                            447               268           1,900(E)

 SALES, AS OF JUNE 30, 2001
                   Arvida Built                              0                 0               0
                   Retail Lots/Outside Builder              13                 0               0
                                                          ----              ----          ------
                          TOTAL                             13                 0               0

 REMAINING TO BE SOLD
                   Arvida Built                              0               268           1,145
                   Retail Lots/Outside Builder             434                 0             755
                                                          ----              ----          ------
                          TOTAL                            434               268               0

STABILIZED ABSORPTIONS                                      25                90             150

ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)                                $95 - $150    $175 - 400+

LOT PRICING (IN THOUSANDS)                              $30 - $35                      $105 - $120

 AMENITIES                                                 None             Pool     18 Holes of Golf
                                                                                        Clubhouse
                                                                                        Beach club

(E) = ESTIMATED
(1) = 50% JOINT VENTURE

                                                   ---------------------------------------------------------------------------------
ST. JOE/ARVIDA                                     ---------------GULF COUNTY---------------   ------------CAPITOL REGION-----------
DESCRIPTION OF COMMUNITIES                         WINDMARK BEACH   MEXICO BEACH   WINDMARK        SOUTHWOOD         SUMMERCAMP
AS OF JUNE 30, 2001                                ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
YEAR SALES BEGIN                                       2001            2003         2004              2000              2003
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
YEAR OF COMPLETION                                     2005            2015         2020              2020              2013
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 ACRES IN COMMUNITY                                      80             946          810             3,770               750
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 TOTAL PLANNED UNITS
                   Arvida Built                           2             150            0             2,707               350
                   Retail Lots/Outside Builder          109             615        1,600             1,543               150
                                                       ----            ----        -----             -----              ----
                          TOTAL                         111             765(E)     1,600(E)          4,250               500(E)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 SALES, AS OF JUNE 30, 2001
                   Arvida Built                           0               0            0                62                 0
                   Retail Lots/Outside Builder            2               0            0                55                 0
                                                       ----            ----        -----             -----              ----
                          TOTAL                           2               0            0               117                 0
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 REMAINING TO BE SOLD
                   Arvida Built                           2             150            0             2,645               350
                   Retail Lots/Outside Builder          107             615        1,600             1,488               150
                                                       ----            ----        -----             -----              ----
                          TOTAL                         109             765(E)     1,600(E)          4,133               500(E)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STABILIZED ABSORPTIONS                                   31              50          120               265                60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)                               250+                      $115 - $300        $250 - $450+

LOT PRICING (IN THOUSANDS)                          $90 - $400+     $90 - $600+      150+          $40 - $125         $75 - $250+
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 AMENITIES                                           Beach club      Beach club   Beach club    18 holes of golf      Beach club
                                                   Community Dock      Marina       Marina     Pedestrian trails        Marina
                                                                                                Aquatic facility   Pedestrian trails
                                                                                                Tennis facility
                                                                                                 Clubhouse(AA)
                                                                                                  Beach Club
------------------------------------------------------------------------------------------------------------------------------------

                                                   -----------------------------------------------------------------------
ST. JOE/ARVIDA                                     ---------------------------------------JACKSONVILLE--------------------
DESCRIPTION OF COMMUNITIES                            RIVER TOWN       JAMES ISLAND     ST. JOHN'S G. & C.C.  HAMPTON PARK
AS OF JUNE 30, 2001                                -----------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
YEAR SALES BEGIN                                          2000             1999                2001               2001
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
YEAR OF COMPLETION                                        2018             2003                2006               2004
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 ACRES IN COMMUNITY                                      4,346              194                 820                150
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 TOTAL PLANNED UNITS
                   Arvida Built                          4,016              365                 533                158
                   Retail Lots/Outside Builder           2,977                0                 266                  0
                                                         -----             ----                ----               ----
                          TOTAL                          6,993              365                 799                158
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 SALES, AS OF JUNE 30, 2001
                   Arvida Built                              0              234                  75                  0
                   Retail Lots/Outside Builder              22                0                  44                  0
                                                         -----             ----                ----
                          TOTAL                             22              234                 119                  0
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 REMAINING TO BE SOLD
                   Arvida Built                          4,016              131                 458                158
                   Retail Lots/Outside Builder           2,955                0                 222                  0
                                                         -----             ----                ----               ----
                          TOTAL                          6,971              131                 680                158
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STABILIZED ABSORPTIONS                                    N/A                90                 140                 70
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)                 N/A           $175 - $450         $175 - $350        $200 - $350

LOT PRICING (IN THOUSANDS)                                N/A                                $30 - $70
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 AMENITIES                                              Marina        Tennis facility     18 holes of golf
                                                    18 holes of golf       Pool              Clubhouse
                                                       Clubhouse       Sports fields      Aquatic facility
                                                    Aquatic facility      Tot lot           Sports fields
                                                     Sports fields                             Tot lots

--------------------------------------------------------------------------------------------------------------------------


(E) = ESTIMATED

(1) = 50% JOINT VENTURE

                                              --------------------------------------------------------------------------------------
ST. JOE/ARVIDA                                 ---CENTRAL FLORIDA----   ---------SOUTH FLORIDA-------- (1) --MIDATLANTIC OPERATIONS-
DESCRIPTION OF COMMUNITIES                     VICTORIA PARK   PERICO      JUPITER WOODS    RIVERCREST     INCLUDING SAUSSY BURBANK
AS OF JUNE 30, 2001                           --------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
YEAR SALES BEGIN                                    2001         2003           2002           2001                   1999
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
YEAR OF COMPLETION                                  2011         2009           2006           2009                  Ongoing
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 ACRES IN COMMUNITY                                 1,859         225             175            413                    N/A
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL PLANNED UNITS
                   Arvida Built                     2,630         794             325          1,027
                   Retail Lots/Outside Builder        993           0               0            332                    N/A
                                                    -----         ---            ----          -----
                          TOTAL                     3,623         794             325          1,359
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 SALES, AS OF JUNE 30, 2001
                   Arvida Built                         9           0               0              0                    233
                   Retail Lots/Outside Builder          5           0               0              0                      0
                                                    -----         ---            ----          -----                   ----
                          TOTAL                        14           0               0              0                    233
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 REMAINING TO BE SOLD
                   Arvida Built                     2,621         794             325          1,027
                   Retail Lots/Outside Builder        988           0               0            332                    N/A
                                                    -----         ---            ----          -----
                          TOTAL                     3,609         794             325          1,359
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
STABILIZED ABSORPTIONS                                440         160             102            218                    550
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ARVIDA-BUILT HOUSE PRICING (IN THOUSANDS)        $120 - $300   $270 - $450   $225 - $350     $90 - $200            $110 - $380

LOT PRICING (IN THOUSANDS)                        $45 - $75                                  $30 - $40
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 AMENITIES                                     18 holes of golf   Beach club       Pool          Pool                 Varies By
                                                  Clubhouse      Fitness center  Club House    Club House              Community
                                                Clubhouse(AA)   Aquatic facility            Sports fields
                                               Aquatic facility Tennis facility            Tennis facility
                                                Sports fields       Marina                     Tot lot
-----------------------------------------------------------------------------------------------------------------------------------

(E) = ESTIMATED

(1) = 50% JOINT VENTURE